         AMENDMENT NO. 1 dated as of July 15, 2003 (the "Amendment"), to the SHARE EXCHANGE AND REORGANIZATION AGREEMENT, dated as of June 25, 2003, between CENTRE CAPITAL Corp., a Nevada corporation ("Centre"), and GUANGZHOU GENGAHI TECHNOLOGY DEVELOPMENT CO. LTD., a People's Republic of China ("PRC") corporation ("Genghai"), and THE SHAREHOLDERS OF GENGHAI, each of which is identified in Schedule A hereto (the "Genghai Shareholders").
         -----------------------------------------------------------------------


         Centre, Genghai and the Genghai Shareholders entered into the Share Exchange and Reorganization Agreement on June 25, 2003 (the "Agreement").

         Pursuant to the terms of the Agreement the "Drop Dead Date" was July 15, 2003. Centre, Genghai and the Genghai Shareholders desire to amend the terms of the Agreement to amend the definition of Drop Dead Date as follows.

                                    AMENDMENT
                                    ---------

         1. Each of Centre, Genghai and the Genghai Shareholders agree to delete
Section 4.01(f) of the Agreement in its entirety and replace as follows:

         There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Centre, (i) makes this Agreement or any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of Genghai or Centre to consummate the transactions contemplated by this Agreement beyond September 15, 2003 (the "Drop Dead Date"), (iii) requires the divestiture by Centre of a material portion of the business of either Centre or of Genghai, (iv) imposes material limitations on the ability of Centre effectively to exercise full rights of ownership of shares of Genghai including the right to vote such shares on all matters properly presented to the stockholders of Genghai, or (v) otherwise prohibits, restricts, or delays consummation of the transactions contemplated by this Agreement or impairs the contemplated benefits to Centre of this Agreement or any of the other transactions contemplated by this Agreement

         2. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Amendment.

         3. No modification, amendment or waiver of any provision of, or consent required by, this Amendment, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same Amendment.

         5. This Amendment shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Amendment is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Amendment or any provision herein contained.

         6. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

         7. This Amendment supersedes all prior amendments or understandings among the parties relating to this Amendment. Except as set forth above, the provisions of the Agreement shall remain in full force and effect as originally stated therein.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                             CENTRE CAPITAL CORP.


                                             By
                                               ---------------------------------
                                               Name:  Brice Scheschuk
                                               Title: President


Witness:



---------------------------------
Name:


                                             GUANHZHOU GENGHAI TECHNOLOGY
                                             DEVELOPMENT CO. LTD.


                                             By
                                               ---------------------------------
                                               Name:  Zhijian Lu
                                               Title: Director



Attest:



---------------------------------
Name:  Wu Ge
Title: Director




                                  [Amendment]

                                             GENGHAI SHAREHOLDERS:




                                             ------------------------------
                                             Name:  Zhijian Lu





                                             ------------------------------
                                             Name:  Wu Ge





                                             ------------------------------
                                             Name:  Luofeng Wang





                                             ------------------------------
                                             Name:  Xiujian Huang








                 [Amended and Restated Subordination Agreement]